UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 28, 2005

(Date of earliest event reported)

Date of Report

TransCommunity Financial Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-33355	54-2032355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Innslake Drive, Glen Allen, Virginia 23060

(Address of principal executive offices) (Zip Code)

(804) 934-9999

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Explanatory Note: This Form 8-K/A amends the Form 8-K of TransCommunity Financial Corporation (“TransCommunity” or the “Registrant”) filed on March 4, 2005, in order to report that S.B. Hoover & Company, L.L.P. (“SBH”) issued its report on TransCommunity’s consolidated financial statements in conjunction with the March 30, 2005 filing of TransCommunity’s Annual Report on Form 10-KSB for the year ended December 31, 2004, and therefore has completed its engagement as TransCommunity’s independent accountant.

During TransCommunity’s two fiscal years ended December 31, 2004, and during the subsequent interim period through March 30, 2005, there was no disagreement between TransCommunity and SBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to SBH’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on TransCommunity’s consolidated financial statements. The audit reports of SBH on the consolidated financial statements of TransCommunity as of and for the two fiscal years ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

TransCommunity provided SBH with a copy of the foregoing disclosure on April 21, 2005 and requested that SBH furnish TransCommunity with a letter addressed to the Securities and Exchange Commission stating whether or not SBH agreed with the statements made by TransCommunity set forth above. A copy of SBH’s response is included as Exhibit 16.

In addition, on April 21, 2005, based upon the recommendation of its Audit Committee and approval by its Board of Directors, TransCommunity engaged McGladrey & Pullen, LLP (“M&P”), as its independent public accountants for the fiscal year ending December 31, 2005.

During TransCommunity’s two fiscal years ended December 31, 2004, and during the subsequent interim period through April 21, 2005, TransCommunity has not consulted with M&P regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on TransCommunity’s consolidated financial statements.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit 16	Letter from S. B. Hoover & Company, L.L.P., to the Securities and Exchange Commission dated April 25, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCOMMUNITY FINANCIAL CORPORATION
(Registrant)

Date: April 26, 2005	By:	/s/ William C. Wiley
	Name:	William C. Wiley
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit 16: Letter from S. B. Hoover & Company, L.L.P., to the Securities and Exchange Commission dated April 25, 2005.